Exhibit 10

TITLE: CHIEF EXECUTIVE OFFICER

EMPLOYMENT AGREEMENT

This Employment Agreement ("Agreement") is made and entered into on this 31st day of December, 2012 by  and  between  SunVesta,  Inc.,  of  97  Seestrasse,  Oberrieden,  Switzerland  CH-8942  (the  "Company"),

and   Hans   Rigendinger,   a   Swiss   individual,   resident   at   Bachtelstrasse   20,   Switzerland,   CH-8808

(hereinafter, the “Executive”).

W I T N E S S E T H:

WHEREAS, the Executive is to be employed as Chief Operating Officer of the Company.

WHEREAS,  the  Executive  possesses  intimate  knowledge  of  the  business  and  affairs  of  the

Company, its policies, methods and personnel;

WHEREAS,  the  Board  of  Directors  of  the  Company recognizes  that  Executive  will  contribute  to the  growth  and  success  of  the  Company,  and  therefore  desires  to  secure  Executive's  employment  and quantify his compensation;

WHEREAS,  the  Board  has  determined  that  this  Agreement  will  reinforce  and  encourage  the

Executive's continued attention and dedication to the Company;

WHEREAS,  the Executive is  willing to make  his  services available  to the Company on  the  terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and

for   other   good   and   valuable   consideration,   the   receipt   and   sufficiency   of   which   are   mutually

acknowledged, the Company and the Executive hereby agree as follows:

1.     Definitions.

When used in this Agreement, the following terms shall have the following meanings:

(a)

“Accrued Obligations” means:

(i)

all  accrued  but  unpaid  Base  Salary  through  the  end  of  the  Term  of

Employment;

(ii)

any   unpaid   or   un-reimbursed   expenses   incurred   in   accordance   with

Company policy, including amounts  due under Article 5(a) hereof, to the extent incurred during the Term of Employment; and

(iii)

those  vested  benefits  provided  under  the  Company’s  employee  benefit

plans,   stock   options   plans,   deferred   compensation   plans,   programs   or   arrangements   in   which   the

Executive participates, in accordance with the terms thereof.

(iv)

any   earned   unpaid   Bonus   or   Retention   Award   in   respect   to   any

completed fiscal year that has ended on or prior to the end of the Term of Employment; and

(v)

rights  to  indemnification  by  virtue  of  the  Executive’s  position  as  an officer  or  director  of  the  Company  or  its  subsidiaries  and  the  benefits  under  any  directors’  and  officers’

liability insurance policy maintained by the Company, in accordance with its terms thereof.

(b)

“Affiliate”  means  any  entity  that  controls,  is  controlled  by,  or  is  under  common control with, the Company.

(c)

“Base   Salary”   means  the  salary  provided  for  in  Article   4(a)  hereof  or  any

increased salary granted to Executive pursuant to Article 4(a) hereof.

(d)

“Beneficial  Ownership”  shall  have  the  meaning  ascribed  to  such  term  in  Rule

13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

(e)

“Board” means the Board of Directors of the Company.

(f)

“Bonus”  means  any  bonus  payable  to  the  Executive  pursuant  to  Article  4(b)

hereof.

(g)

“Bonus   Period”   means   the   period   for   which   a   Bonus   is   payable.     Unless

otherwise specified by the Board, the Bonus Period shall be the fiscal year of the Company.

(h)

“Cause” means:

(i)

a  conviction  of  the  Executive,  or  a  plea  of  nolo  contendere,  to  a  felony involving moral turpitude; or

(ii)

willful  misconduct  or  gross  negligence  by  the  Executive  resulting,  in either case, in material economic harm to the Company or any Related Entities; or

(iii)

a  willful  continued  failure  by  the  Executive  to  carry  out  the  reasonable and lawful directions of the Board; or

(iv)

fraud,  embezzlement,  theft  or  dishonesty  of  a  material  nature  by  the

Executive  against  the  Company  or  any  Affiliate  or  Related  Entity,  or  a  willful  material  violation  by  the

Executive  of  a  policy  or  procedure  of  the  Company  or  any  Affiliate  or  Related  Entity,  resulting,  in  any case, in material economic harm to the Company or any Affiliate or Related Entity; or

(v)

a willful material breach by the Executive of this Agreement.

An act or failure to act shall not be “willful” if (i) done by the Executive in good faith or (ii) the Executive reasonably believed  that  such  action  or  inaction  was  in  the  best  interests  of the  Company and  the  Related

Entities.

(i)

“Change in Control” means:

(i)

The  acquisition  by  any  Person  of  Beneficial  Ownership  of  more  than

fifty  percent  (50%)  of   the  then  outstanding  shares  of  common  stock  of  the  Company  (the  “Outstanding

Company  Common  Stock”)  (the  foregoing  Beneficial  Ownership  hereinafter  being  referred  to  as  a

"Controlling  Interest");  provided,  however,  that  for  purposes  of  this  definition,  the  following  acquisitions shall  not  constitute  or  result  in  a  Change  of  Control:  (v)  any  acquisition  directly  from  the  Company;  (w)

any  acquisition  by  the  Company;  (x)  any  acquisition  by  any  person  that  as  of  the  Commencement  Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related  trust)  sponsored  or  maintained  by  the  Company  or  any  subsidiary  of  the  Company;  or  (z)  any acquisition  by any corporation  pursuant  to  a  transaction  which  complies  with  clauses  (A),  (B)  and  (C)  of subsection (iii) below; or

(ii)

During any period of two (2) consecutive  years (not including any period prior  to the Commencement  Date) individuals who constitute the Board  on the Commencement Date (the

“Incumbent  Board”)  cease  for  any  reason  to  constitute  at  least  a  majority  of  the  Board;  provided,

however, that any individual becoming a director  subsequent to the Commencement Date whose election,

or  nomination  for  election  by the  Company’s  shareholders,  was  approved  by a  vote  of  at  least  a  majority of the  directors then  comprising the  Incumbent  Board shall  be  considered  as though  such  individual  were a  member  of  the  Incumbent  Board,  but  excluding,  for  this  purpose,  any  such  individual  whose  initial assumption  of  office  occurs  as  a  result  of  an  actual  or  threatened  election  contest  with  respect  to  the election  or  removal  of  directors  or  other  actual  or  threatened  solicitation  of  proxies  or  consents  by  or  on behalf of a Person other than the Board; or

(iii)

Consummation  of  a  reorganization,  merger,  statutory  share  exchange  or consolidation  or  similar  corporate  transaction  involving  the  Company or  any  of  its  subsidiaries,  a  sale  or other  disposition  of  all  or  substantially  all  of  the  assets  of  the  Company,  or  the  acquisition  of  assets  or stock  of  another  entity  by  the  Company  or  any  of  its  subsidiaries  (each  a  “Business  Combination”),  in each case, unless, following such Business Combination, (A) all or substantially all of the individuals  and entities  who  were  the  Beneficial  Owners,  respectively,  of  the  Outstanding  Company Common  Stock  and

Outstanding  Company  Voting  Securities  immediately  prior  to  such  Business  Combination  beneficially own,  directly or  indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and  the  combined  voting  power  of  the  then  outstanding  voting  securities  entitled  to  vote  generally in  the election  of  directors,  as  the  case  may  be,  of  the  corporation  resulting  from  such  Business  Combination

(including,  without  limitation,  a  corporation  which  as  a  result  of  such  transaction  owns  the  Company  or all  or  substantially  all  of  the  Company’s  assets  either  directly  or  through  one  or  more  subsidiaries)  in substantially the same proportions as their ownership, immediately prior to such Business Combination of the  Outstanding  Company Common  Stock  and  Outstanding  Company Voting  Securities,  as  the  case  may be,  (B)  no  Person  (excluding  any  employee  benefit  plan  (or  related  trust)  of  the  Company  or  such corporation  resulting  from  such  Business  Combination  beneficially  owns,  directly  or  indirectly,  twenty percent  (20%)  or  more  of,  respectively,  the  then  outstanding  shares  of  common  stock  of  the  corporation resulting  from  such  Business  Combination  or  any  Person  that  as  of  the  Commencement  Date  owns

Beneficial  Ownership  of  a  Controlling  Interest  beneficially  owns,  directly  or  indirectly,  more  than  fifty percent  (50%)  of  the  then  outstanding  shares  of  common  stock  of  the  corporation  resulting  from  such

Business  Combination  or  the  combined  voting  power  of  the  then  outstanding  voting  securities  of  such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least  a  majority of  the  members  of  the  board  of  directors  of  the  corporation  resulting  from  such  Business

Combination  were  members  of  the  Incumbent  Board at  the time of the  execution of  the initial  agreement,

or of the action of the Board, providing for such Business Combination; or

(iv)

approval  by  the  shareholders  of  the  Company  of  a  complete  liquidation or dissolution of the Company.

(j)

“Code” means the Internal Revenue Code of 1986, as amended.

(k)

“Commencement Date” means January 1, 2013.

(l)

“Common Stock”  means the common stock of the Company,  par value $0.01 per share.

(m)

“Competitive  Activity”  means  an  activity that  is  in  material  or  direct  competition with  the  Company  in  any  of  the  States  within  the  United  States,  or  countries  within  the  world,  in  which the  Company  conducts  business  with  respect  to  a  business  in  which  the  Company  engaged  while  the

Executive was employed by the Company.

(n)

“Confidential  Information”  means  all  trade  secrets  and  information  disclosed  to the  Executive  or  known  by  the  Executive  as  a  consequence  of  or  through  the  unique  position  of  his employment  with  the  Company  or  any  Related  Entity  (including  information  conceived,  originated,

discovered  or  developed  by  the  Executive  and  information  acquired  by  the  Company  or  any  Related

Entity from  others)  prior  to  or  after  the  date  hereof,  and  not  generally or  publicly known  (other  than  as  a result  of  unauthorized  disclosure  by  the  Executive),  about  the  Company  or  any  Related  Entity  or  its business.

(o)

“Disability”  means  the  Executive’s  inability,  or  failure,  to  perform  the  essential functions  of  his  position,  with  or  without  reasonable  accommodation,  for  any  period  of  three  months  or more  in  any  12  month  period,  by  reason  of  any  medically  determinable  physical  or  mental  impairment which can be expected to result in death or can be expected to last for a continuous period of not less than

12 months.

(p)

“Equity Awards” means any stock options, restricted stock, restricted stock units,

stock  appreciation  rights,  phantom stock  or  other  equity based  awards  granted  by the  Company or  any of its Affiliates to the Executive.

(q)

“Excise  Tax”  means  any  excise  tax  imposed  by  Section  4999  of  the  Code,

together  with  any  interest  and  penalties  imposed  with  respect  thereto,  or  any  interest  or  penalties  are incurred by the Executive with respect to any such excise tax.

(r)

“Expiration  Date”  means  the  date  on  which  the Term  of Employment,  including any renewals thereof under Article 3(b), shall expire.

(s)

“Good Reason” means:

(i)

the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position (including status, titles and reporting requirements), authority, duties or responsibilities as contemplated by Article 2(b) of this Agreement, or any other action by the Company that  results  in  a  material  diminution  in  such  position,  authority,  duties  or  responsibilities,  excluding  for

this  purpose  an isolated,   insubstantial  and inadvertent  action  not  taken  in  bad  faith  which  is  remedied  by the Company promptly after receipt of notice thereof given by the Executive;

(ii)

any  material  failure  by the  Company  to  comply  with  any  of  the  material provisions of this Agreement,  other than an  isolated, insubstantial  and inadvertent  failure  not  occurring in

bad   faith  that   is   remedied   by  the   Company  promptly  after   receipt   of   notice   thereof  given   by  the

Executive;

(iii)

any instruction  by the  Company to  act  in  any manner  that  is  unlawful  or

contrary   to   Securities   and   Exchange   Commission   rules   and   regulations,   other   than   an   isolated,

insubstantial  or  inadvertent  instruction  not  given  in  bad  faith  that  is  remedied  by  the  Company  promptly after receipt of notice thereof given by the Executive; and

(iv)

any  termination  by  the  Company  of  the  Executive’s  employment  other than for Cause pursuant to Article 6(b), or by reason of the Executive’s Disability pursuant to Article 6(c)

of this Agreement, prior to the Expiration Date

(t)

“Group”  shall  have  the  meaning  ascribed  to  such  term  in  Section  13(d)  of  the

Securities Exchange Act of 1934.

(u)

“Initial Term” means January 1, 2013 to December 31, 2015.

(v)

“Non-qualified    Defined    Contribution    Plan”    means    the    Non-Qualified

Contribution  Plan  adopted  by  the  board  of  directors  of  a  Related  Entity,  as  amended  from  time  to  time,

and any successor thereto.

(w)

“Person”  shall  have  the  meaning  ascribed  to  such  term  in  Section  3(a)(9)  of  the

Securities Exchange Act of 1934 and used in Sections 13(d) and 14(d) thereof.

(x)

“Related    Entity”    means    any   subsidiary,    and    any   business,    corporation,

partnership,  limited  liability  company  or  other  entity  designated  by  Board  in  which  the  Company  or  a subsidiary holds a substantial ownership interest.

(y)

“Restricted   Period”   shall   be   the   Term   of   Employment   and   if   the   Term   of

Employment  is  terminated  for  any  reason  other  than  by  the  Company  for  Cause  or  by  the  Executive  for

Good   Reason,   the   eighteen   (18)   month   period   immediately   following   termination   of   the   Term   of

Employment.    Notwithstanding  the  foregoing,  the  Restricted  Period  shall  end  in  the  event  that  (i)  the

Company  fails  to  make  any  payments  or  provide  any  Benefits  required  by Article  6  hereof  with  15  days of  written  notice  from  the  Executive  of  such  failure  or  (ii)  the  Company  no  longer  has  the  rights  to  the confidential information.

(z)

“Severance  Amount”  shall  be  in  the  event  of  termination  of  the  Executive’s employment  by the  Company without  Cause,  or  by the  Executive  with  Good Reason,  an  amount  equal  to the following based on when the Termination Date occurs after the Commencement Date: a) 0-12 months

-$60,000,  b)  13-24  months  -  $120,000  and  c)  over  24  months  -  $180,000.  The  total  amount  shall  be  due within  one  month  of  the  effective  date  of  the  Termination  Date,  a  minimum  of  $60,000  which  is  payable in cash and the remainder up to an aggregate of $100,000 is payable in shares of the Company’s Common

Stock.

(aa)

“Severance  Term”  means  the  one  (1)  year  period  following  the  Termination

Date.

(bb)

“Stock  Option”  means  a  right  granted  to  the  Executive  under  Article  4(d)  hereof to purchase Common Stock under the Company’s Stock Option Plan.

(cc)

“Stock  Option  Plan”  means  the  2013  Stock  Option  Plan  Directors  adopted  by the Company on January 1, 2013, as amended from time to time, and any successor plan thereto.

(dd)

“Term  of  Employment”  means  the  period  during  which  the  Executive  shall  be employed by the Company pursuant to the terms of this Agreement.

(ee)

“Termination Date” means the date on which Executive’s employment ends.

2.

Employment.

(a)

Employment and Term.

The Company hereby agrees to  employ the Executive and the Executive hereby agrees to serve the Company during the Term of Employment on the terms and conditions set forth herein.

(b)

Duties of Executive.

During  the  Term  of  Employment,  the  Executive  shall  be  employed  and  serve  as  Chief

Operating  Officer  of  the  Company,  and  shall  have  such  duties  typically  associated  with  such  title,

including,  without  limitation,  coordinating  the  day  to  day  management  of  the  Company  with  its  Chief

Executive   Officer,   responsibility   for   the   review   of   the   Company’s   quarterly   and   annual   financial

statements  and  reporting  to  the  Chief  Executive,  and  the  Board,  as  necessary.  The  Executive  shall faithfully and diligently perform all services  as may be reasonably assigned to him for his  position by the

Board  of  the  Company,  and  shall  exercise  such  power  and  authority  as  may  from  time  to  time  be delegated  to  him  by  the  Board.  The  Executive  shall  devote  no  less  than  100%  of  his  business  time,

attention  and  efforts  to  the  performance  of  his  duties  under  this  Agreement,  render  such  services  to  the

best  of  his  ability,  and  use  his  reasonable  best  efforts  to  promote  the  interests  of  the  Company.    The

Executive  shall  not  engage  in  any other  business  or  occupation,  other  than  as  declared  and  existing at  the

Commencement Date  during the  Term of Employment,  including,  without  limitation,  any activity that  (i)

conflicts  with  the  interests  of  the  Company or  its  subsidiaries,  (ii)  interferes  with the  proper  and  efficient performance  of  his  duties  for  the  Company,  or  (iii)  interferes  with  the  exercise  of  his  judgment  in  the

Company’s  best  interests.  Notwithstanding  the  foregoing  or  any  other  provision  of  this  Agreement,  it shall  not  be  a  breach  or  violation  of  this  Agreement  for  the  Executive  to  (x)  serve  on  civic  or  charitable boards  or  committees,  or  (y)  deliver  lectures,  or  fulfill  speaking  engagements,  (z)  advise  companies,  so

long   as   such   activities   do   not   interfere   with   or   detract   from   the   performance   of   the   Executive’s

responsibilities to the Company in accordance with this Agreement.

3.

Term.

(a)

Initial Term.

The  initial  Term  of  Employment  under  this  Agreement,  and  the  employment  of  the

Executive  hereunder,  shall  commence  on  the  Commencement  Date  and  shall  expire  on  December  31,

2015, unless sooner terminated in accordance with Article 6 hereof.

(b)

Renewal Terms.

At  the  end  of  the  Initial  Term,  the  Term  of  Employment  automatically  shall  renew  for two  (2)  successive  one  (1)  year  terms  (subject  to  earlier  termination  as  provided  in  Section  6  hereof),

unless the Company or  the Executive  delivers written  notice to the  other  at least three (3) months prior  to the Expiration Date of its or his election not to renew the Term of Employment.

4.

Compensation.

(a)

Base Salary.

The  Executive  shall  earn  a  Base  Salary at  the  annual  rate  of  $60,000  ($5,000  per  month)

during  the  Term  of  Employment,  with  such  Base  Salary  payable  in  installments  consistent  with  the

Company's  normal  payroll  schedule,  subject  to  applicable  withholding  and  other  taxes.  The  Base  Salary shall  be  reviewed,  at  least  annually,  for  merit  increases  and  may,  by  action  and  at  the  discretion  of  the

Board, be increased at any time or from time to time, but may not be decreased from the then current Base

Salary.

(b)

Bonuses.

(i)

The   Executive   shall   receive   such   additional   bonuses,   if   any,   as   the

Compensation Committee and the Board of Directors may in its sole and absolute discretion determine.

(ii)

Any  Bonus  payable  pursuant  to  this  Article  4(b)  shall  be  paid  by  the

Company to the Executive within 2 months after the end of the Bonus Period for which it is payable.

(c)

Signing Bonus

The Executive shall earn a signing bonus of three million five hundred thousand (3,500,000) shares of the

Company’s Common Stock to be issued to Executive within 1 month of the Commencement Date.

(d)

Stock Options.

The  Executive  shall  be  granted  10,000,000  Stock  Options,  from  the  SunVesta,  Inc.  2013  Stock  Option

Plan,  at  an  exercise  price  of  $0.05  per  share,  which  Stock  Options  shall  vest  as  follows:  5,000,000  Stock

Options  on  that  date  which  the  Company  or  Related  Entity  completes  that  financing  anticipated  for  the development  of  the  Paradisus  Papagayo  Bay  Resort  &  Luxury  Villas  with  DEG  Duetsche  Investitions  –

und  Entwicklungsgesellschaft  mbH,  Cologne,  Germand  and  5,000,000  Stock  Options  on  that  date  which

Meliá  International  Hotal,  S.A.  assumes  management  responsibilities  for  the  Paradisus  Papagayo  Bay

Resort  &  Luxury  Villas,  subject  to  the  terms  and  conditions  of  the  Stock  Option  Agreement  (attached hereto  as Appendix A),  the  Stock Option  Plan  and  all rules  or  regulations  of  the Securities  and Exchange

Commission applicable thereto.   Future stock option grants, and the terms and conditions thereof, shall be determined  by  the  Board  in  its  discretion  pursuant  to  the  Stock  Option  Plan  or  the  plan  or  arrangement pursuant to which they are granted.

(e)

Retention Award

The Executive shall earn a Retention Award of two million five hundred thousand

(2,500,000) shares of Common Stock due and payable within 30 days of each annual anniversary over the

Term of Employment.

5.

Expense Reimbursement and Other Benefits

(a)

Reimbursement of Expenses.

Upon  the  submission  of  proper  substantiation  by the  Executive,  and  subject  to  such  rules and  guidelines  as  the  Company  may  from  time  to  time  adopt  with  respect  to  the  reimbursement  of expenses  of  executive  personnel,  the  Company shall  reimburse  the  Executive  for  all  reasonable  expenses actually paid  or  incurred  by  the  Executive  in  the  course  of  and  pursuant  to  the  business  of  the  Company.

The  Executive  shall  account  to  the  Company  in  writing  for  all  expenses  for  which  reimbursement  is sought  and  shall  supply  to  the  Company  copies  of  all  relevant  invoices,  receipts  or  other  evidence reasonably requested by the Company.

(b)

Compensation/Benefit Programs.

During  the  Term  of  Employment,  the  Executive  shall  be  entitled  to  participate  in  all medical,  dental,  hospitalization,  accidental death and  dismemberment,  disability,  travel  and  life insurance plans,  and  any  and  all  other  plans  as  are  presently  and  hereinafter  offered  by  the  Company  or  a  Related

Entity  to  its  executive  personnel,  including  savings,  pension,  profit-sharing  and  deferred  compensation plans,  subject  to  the  general  eligibility  and  participation  provisions  set  forth  in  such  plans.  During  the

Term  of  Employment  the  Company  shall  provide,  or  through  a  Related  Entity  provide  health  insurance,

which  shall  include  medical,  dental,  vision  and  prescription  coverage  for  Executive  and  his  immediate family on the terms and conditions of the Related Entity’s existing health insurance.

(c)

Automobile.

During the Term of Employment, the Company shall furnish the Executive with an automobile allowance of no less than $500.00 per month.

(d)

Other Benefits.

The  Executive  shall  be  entitled  to  four  (4) weeks  of  paid  vacation  each  calendar  year during the Term of  Employment  on  the  first  anniversary of  the  Commencement  Date,  to  be  taken  at  such times  as  the  Executive  and  the  Company  shall  mutually  determine  and  provided  that  no  vacation  time

shall  significantly  interfere  with  the  duties  required  to  be  rendered  by  the  Executive  hereunder.    Any

vacation   time   not   taken   by   Executive   during   any  calendar   year   may   be   carried   forward   into   any

succeeding  calendar  year,  subject  to  a  maximum  accrual  of  ten  (10)  weeks.  The  Executive  shall  receive such additional benefits, if any, as the Board of the Company shall from time to time determine.

6.

Termination.

(a)

General.

The Term of Employment  shall terminate upon the earliest  to occur of (i) the Executive’s death, (ii) a termination by the Company by reason of the Executive’s Disability, (iii) a termination by the

Company with or without Cause,  or (iv) a termination by Executive  with  or  without  Good  Reason.   Upon

any termination  of Executive’s  employment  for  any reason,  except  as  may otherwise  be  requested  by the

Company in writing and agreed upon in writing by Executive, the Executive shall resign from any and all directorships,  committee  memberships  or  any  other  positions  Executive  holds  with  the  Company  or  any

Related Entity.

(b)

Termination by Company for Cause.

The  Company  shall  at  all  times  have  the  right,  upon  written  notice  to  the  Executive,  to

terminate  the  Term  of  Employment,  for  Cause.    In  no  event  shall  a  termination  of  the  Executive’s employment  for  Cause  occur  unless  the  Company  gives  written  notice  to  the  Executive  in  accordance with  this  Agreement  stating  with  reasonable  specificity  the  events  or  actions  that  constitute  Cause  and

providing  the  Executive  with  an  opportunity  to  cure  (if  curable)  within  a  reasonable  period  of  time.   No

termination  of  the  Executive’s  employment  for  Cause  shall  be  permitted  unless  the  Termination  Date occurs  during  the  120-day  period  immediately  following  the  date  that  the  events  or  actions  constituting

Cause  first  become  known  to  the  Board.  Cause  shall  in  no  event  be  deemed  to  exist  except  upon  a decision  made  by  the  Board,  at  a  meeting,  duly  called  and  noticed,  to  which  the  Executive  (and  the

Executive’s counsel) shall be invited upon proper notice.   If the Executive’s employment is terminated by

the Company for  Cause  by reason  of  Article  6(b)  hereof,  and the Executive’s  conviction is  overturned  on appeal,  then  the  Executive’s  employment  shall  be  deemed  to  have  been  terminated  by  the  Company

without  Cause  in  accordance  with  Article  6(e)  below.    In  the  event  that  the  Term  of  Employment  is

terminated by the Company for Cause, Executive shall be entitled only to the Accrued Obligations.

(c)

Disability.

The   Executive's   employment   hereunder   shall   terminate   upon   his   Disability.   The

Executive's    employment    shall    terminate    in  such  a  case  on  the  last  day  of  the  applicable  period;

provided,  however,  in no event   shall   the  Executive  be terminated by reason of Disability unless (i) the

Executive  is  eligible  for  the  long-term   disability  benefits  set  forth  in  Article  5(b)  and  (ii)  the  Executive

receives  written  notice  from  the  Company,   at  least  30  days  in  advance  of  such  termination,  stating  its intention to terminate the Executive for reason of Disability and setting forth in reasonable detail the facts

and  circumstances  claimed  to  provide  a  basis  for  such  termination.    In  the  event  that  the  Term  of

Employment  is  terminated  due  to  the  Executive’s  Disability,  in  addition  to  any  benefits  available  from applicable insurance, the Executive shall be entitled to:

(i)

the  Accrued  Obligations,  payable  as  and  when  those  amounts  would have been payable;

(ii)

the  continuation  of  the  health  benefits  provided  to  Executive  and  his covered  dependents under the Company or Related Entity health plans as in effect from time to time after the Termination Date at the same cost applicable to active employees until the expiration of the Severance

Term.

(d)

Death.

In  the  event  that the Term of Employment  is terminated due to the Executive’s  death, the

Executive shall be entitled to:

(i)

Accrued Obligations;

(ii)

the   continuation   of   the   health   benefits   provided   to   the   Executive’s

covered  dependents  under  the  Company  health  plans  as  in  effect  from  time  to  time  after  the  Executive’s death  at  the  same  cost  applicable  to  dependents  of  active  employees  until  the  expiration  of  the  Severance

Term.

(e)

Termination Without Cause.

The  Company  may  terminate  the  Term  of  Employment  at  any  time  without  Cause,  by

written notice to the Executive not less than 30 days prior to the effective date of such termination.   In the

event  that  the  Term  of  Employment  is  terminated  by  the  Company  without  Cause  (other  than  due  to  the

Executive’s Death or Disability) the Executive shall be entitled to:

(i)

the Accrued Obligations;

(ii)

the   Severance   Amount,   payable   in   cash   in   three   equal   installments

commencing 15 days, 45 days and 75 days after the Termination Date; and

(iii)

the  continuation  of  the  health  benefits  provided  to  Executive  and  his covered  dependents  under  the  Related  Entity  health  plans  as  in  effect  from  time  to  time  after  the  date  of such  termination  at  the  same  cost  applicable  to  active  employees  until  the  expiration  of  the  Severance

Term.

(f)

Termination by Executive for Good Reason.

The  Executive  may  terminate  the  Term  of  Employment  for  Good  Reason  by  providing

the   Company  thirty  (30)   days’   written   notice   setting  forth   in   reasonable   specificity  the   event   that

constitutes  Good  Reason,  which  written  notice,  to  be  effective,  must  be  provided  to  the  Company within

one  hundred  and  twenty(120)  days  of  the  occurrence  of  such  event.   During  such  thirty  (30)  day  notice

period,  the  Company  shall  have  a  cure  right  (if  curable),  and  if  not  cured  within  such  period,  the

Executive’s termination shall be effective upon the date immediately following the expiration of the thirty

(30) day notice  period,  and the Executive  shall  be  entitled  to  the same  payments and  benefits  as  provided in Article 6(e) above for a termination without Cause.

(g)

Termination by Executive Without Good Reason.

The  Executive  may  terminate  his  employment  without  Good  Reason  by  providing  the

Company   thirty   (30)   days’   written   notice   of   such   termination.     In   the   event   of   a   termination   of

employment  by the  Executive  under  this  Section 6(g),  the Executive shall  be  entitled  only to  the Accrued

Obligations.    In  the  event  of  termination  of  the  Executive’s  employment  under  this  Article  6(g),  the

Company  may,  in  its  sole  and  absolute  discretion,  by  written  notice,  accelerate  such  date  of  termination and still have it treated as a termination without Good Reason.

(h)

Termination Upon Expiration Date.

In   the   event   that   Executive’s   employment   with   the   Company   terminates   upon   the

expiration  of  the  Term  of  Employment,  the  Executive  shall  be  entitled  to  and  the  Company shall  pay the

Executive:

(i)

the Accrued Obligations; and

(ii)

the  continuation  of  the  health  benefits  provided  to  Executive  and  his covered  dependants  under  the  Company  health  plans  as  in  effect  from  time  to  time  after  the  date  of  such termination at the same cost applicable to active employees until the expiration of the Severance Term.

(i)

Change in Control of the Company.

If  the  Executive’s  employment  is  terminated  by  the  Company  without  Cause  or  by  the

Executive  for Good Reason during (y)  the 6-month period preceding the date of the Change in Control or

(z) the two 2 year period immediately following the Change in Control, the Executive shall be entitled to:

(i)

the  Accrued  Obligations,  payable  as  and  when  those  amounts  would have  been  payable  had  the  Term  of  Employment  not  ended;  including  the  immediate  vesting  of  Stock

Options and Retention Award through the end of the Term of Employment;

(ii)

a payment equal to the maximum Severance Amount of $180,000; and

(iii)

the  continuation  of  the  health  benefits  provided  to  Executive  and  his covered  dependants  under  the  Company  health  plans  as  in  effect  from  time  to  time  after  the  date  of  such termination at the same cost applicable to active employees until the expiration of the Severance Term.

(j)

Release.

Any payments  due  to  Executive  under  this  Article  6  (other  than  the  Accrued  Obligations or  any unpaid  expenses  or  payments  due  on  account  of  the  Executive’s  death)  shall  be  conditioned  upon

Executive’s  execution  of  a  general  release  of  claims  in  the  form  attached  hereto  as  Exhibit  A  (subject  to such modifications as the Company reasonably may request).

(k)

Cooperation.

Following   the   Term   of   Employment,   the   Executive   shall   give   his   assistance   and

cooperation  willingly,  upon  reasonable  advance  notice  with  due  consideration  for  his  other  business  or personal  commitments,  in  any  matter  relating  to  his  position  with  the  Company,  or  his  expertise  or experience  as  the  Company  may  reasonably  request,  including  his  attendance  and  truthful  testimony where  deemed  appropriate  by  the  Company,  with  respect  to  any  investigation  or  the  Company’s  defense or  prosecution  of  any  existing  or  future  claims  or  litigations  or  other  proceedings  relating  to  matters  in

which  he  was  involved  or  potentially had  knowledge  by virtue  of  his  employment  with  the  Company.   In

no  event  shall  his  cooperation  materially  interfere  with  his  services  for  a  subsequent  employer  or  other

similar  service  recipient.   To  the  extent  permitted  by  law,  the  Company  agrees  that  (i)  it  shall  promptly reimburse  the  Executive  for  his  reasonable  and  documented  expenses  in  connection  with  his  rendering assistance  and/or  cooperation  under  this  Article  6(k)  upon  his  presentation  of  documentation  for  such expenses  and  (ii)  the  Executive  shall  be  reasonably  compensated  for  any  continued  material  services  as required under this Article 6(k).

(l)

Return of Company Property.

Following the  Termination Date,  the Executive  or  his  personal  representative  shall  return all  Company  property  in  his  possession,  including  but  not  limited  to  all  computer  equipment  (hardware and software), telephones, facsimile machines, palm pilots and other communication devices, credit cards,

office  keys,  security  access  cards,  badges,  identification  cards  and  all  copies  (including  drafts)  of  any documentation  or  information  (however  stored)  relating  to  the  business  of  the  Company,  its  customers and clients or its prospective customers and clients.

(m)

Section 409A.

To  the  extent  that  the  Executive  otherwise  would  be  entitled  to  any  payment  (whether pursuant  to  this  Agreement  or  otherwise)  during  the  six  months  beginning  on  the  Termination  Date  that would be subject to the additional tax imposed under Section 409A of the Code (“Section 409A”), (x) the payment  shall  not  be  made  to  the  Executive  during  such  six  month  period  and  instead  shall  be  made  to  a trust  in  compliance  with  Revenue  Procedure  92-64  (the  “Rabbi  Trust”)  and  (y)  the  payment  shall  be  paid to  the  Executive  on  the  earlier  of  the  six-month  anniversary  of  the  Termination  Date  or  the  Executive’s

death  or  Disability.  Similarly,  to  the  extent  that  the  Executive  otherwise  would  be  entitled  to  any benefit

(other than a payment)  during the six months  beginning on the  Termination Date  that would be subject  to the  Section  409A  additional  tax,  the  benefit  shall  be  delayed  and  shall  begin  being  provided  (together,  if applicable,  with  an  adjustment  to  compensate the  Executive  for  the  delay)  on  the  earlier  of  the  six-month anniversary of the Termination Date, or the Executive’s death or Disability.

(i)

The  Company  shall  not  take  any  action  that  would  expose  any  payment or  benefit  to  the  Executive  to  the  additional  tax  of  Section  409A,  unless  (w)  the Company is  obligated  to take  the  action  under  an  agreement,  plan  or  arrangement  to  which  the  Executive  is  a  party,  (x)  the

Executive requests the action, (y) the Company advises the Executive in writing that the action may result in the imposition of the additional  tax,  and (z)  the Executive subsequently requests  the action in a writing that acknowledges that the Executive shall be responsible for any effect of the action under Section 409A.

(ii)

It  is  the  Company’s  intention  that  the  benefits  and  rights  to  which  the

Executive  could  become  entitled  in  connection  with  termination  of  employment  comply  with  Section

409A.  If  the  Executive  or  the  Company  believes,  at  any  time,  that  any  of  such  benefit  or  right  does  not comply,  it  shall  promptly  advise  the  other  and  shall  negotiate  reasonably  and  in  good  faith  to  amend  the terms of such benefits and rights such that they comply with Section 409A (with the most limited possible economic effect on the Executive and on the Company).

(n)

Clawback of Certain Compensation and Benefits.

If  within  the  three  year  period  after  the  termination  of  the  Executive’s  employment  with the Company for any reason other than by the Company for Cause:

(i)

it  is  determined  in  good  faith  by  the  Board  and  in  accordance  with  the due process  requirements of Article 6(b) that  the Executive’s employment could have been terminated by the  Company  for  Cause  under  Article  6(b)  (unless  the  Board  knew  or  should  have  known  that  as  of  the

Termination  Date  the  Executive’s  employment  could  have  been  terminated  for  Cause  in  accordance  with

Article 6(b)); or

(ii)

if  the  Company determines  that  the  Executive  has  engaged  in  fraudulent or  intentional  misconduct  related  to  or  materially  affecting  the  Company’s  business  operations  or  the

Executive’s duties at the Company; or

(iii)

the  Executive  breaches  Article  7,  then,  in  addition  to  any  other  remedy that  may  be  available  to  the  Company  in  law  or  equity  and/or  pursuant  to  any  other  provisions  of  this

Agreement, the Executive’s employment shall  be deemed to have been terminated for Cause retroactively to the Termination Date.

The Executive also shall be subject to the following provisions:

(a)   The  Executive  shall  be  required  to  pay  to  the  Company,  immediately  upon  written  demand by  the  Board,  (a)  notwithstanding  Article  1  (a)(iii),  Article  1(a)(iv)  and  Article  6(b),  the  additional amounts  paid  to  Executive  as  a  Bonus,  Deferred  Compensation,  Retention  Award,  or  Severance;  that

Executive would not have received had Executive’s employment been terminated for Cause;  and

(b)  The  Executive  shall  be  required  to  pay  to  the  Company  any  additional  amounts  paid  to

Executive  on  or  after  the  Termination  Date  (including  the  pre-tax  cost  to  the  Company  of  any  benefits that  are  in  excess  of  the  total  amount  that  the  Company  would  have  been  required  to  pay and  the  pre-tax cost  of  any benefits  that  the  Company  would  have  been  required  to  provide)  that  are  in  addition  to  those

amounts    Executive  would  have  received  if  the  Executive’s  employment  with  the  Company  had  been terminated by the Company for Cause in accordance with Article 6(b) above, and;

(c)  Notwithstanding Article 1  (a)(iii)  and Article  6(b),  the Executive  shall  forfeit  at  the  discretion of  the  Board,  based  on  the  facts  and  circumstances  surrounding  the  Executive’s  culpability,  all  or  a portion of the Stock Options granted pursuant to this Agreement, vested and unvested, or if Stock Options have been exercised, all or a portion of the shares so issued for cancellation upon payment by Company to

Executive  the  full  exercise  price,  while  any  remaining  Stock  Options,  if  any,  may  be  rescinded  by  the

Board.

7.

Restrictive Covenants.

(a)

Non-competition.

At  all  times  during  the  Restricted  Period,  the  Executive  shall  not,  directly  or  indirectly

(whether  as  a  principal,  agent,  partner,  employee,  officer,  investor,  owner,  consultant,  board  member,

security holder,  creditor  or  otherwise),  engage  in  any Competitive  Activity,  or  have  any direct  or  indirect interest  in  any sole  proprietorship,  corporation,  company,  partnership,  association,  venture  or  business  or any  other  person  or  entity  that  directly  or  indirectly  (whether  as  a  principal,  agent,  partner,  employee,

officer,  investor,  owner,  consultant,  board  member,  security  holder,  creditor,  or  otherwise)  engages  in  a

Competitive   Activity;   provided   that   the   foregoing   shall   not   apply  to   the   Executive's   ownership  of

Common Stock of the Company or the acquisition by the Executive, solely as an investment, of securities of  any issuer  that  is  registered  under  Section  12(b)  or  12(g)  of  the  Securities  Exchange  Act  of  1934,  and

that  are listed or admitted for  trading on any United States  national securities exchange or  that are  quoted on  the  NASDAQ  Stock  Market,  or  any  similar  system  or  automated  dissemination  of  quotations  of securities  prices  in  common  use,  so  long  as  the  Executive  does  not  control,  acquire  a  controlling  interest in  or  become  a  member  of  a  group  which  exercises  direct  or  indirect  control  of,  more  than  five  percent

(5%) of any class of capital stock of such corporation.

(b)

Non-solicitation of Employees and Certain Other Third Parties.

At  all  times  during  the  Restricted  Period,  the  Executive  shall  not,  directly  or  indirectly,

for himself or for any other person, firm, corporation, partnership, association or other entity (i) employ or

attempt   to   employ   or   enter   into   any   contractual   arrangement   with   any   employee,   consultant   or

independent  contractor  performing  services  for  the  Company,  or  any  Affiliate  or  Related  Entity,  unless such employee, consultant or independent contractor, has not been employed or engaged by the Company for  a  period  in  excess  of  six  (6)  months,  and/or  (ii) call  on  or  solicit  any  of  the  actual  or  targeted prospective  customers  or  clients  of  the  Company  or  any  Affiliate  or  Related  Entity  on  behalf  of  any person  or  entity  in  connection  with  any  Competitive  Activity,  nor  shall  the  Executive  make  known  the names  and  addresses  of  such  actual  or  targeted  prospective  customers  or  clients,  or  any  information relating  in  any manner  to  the  trade  or  business  relationships  of  the  Company or  any Affiliates  or  Related

Entities  with  such  customers  or  clients,  other  than  in  connection  with  the  performance  of  the  Executive’s duties  under  this  Agreement,  and/or  (iii)  persuade  or  encourage  or  attempt  to  persuade  or  encourage  any persons  or  entities  with  whom the  Company or  any Affiliate  or  Related Entity does  business  or  has  some business  relationship  to  cease  doing  business  or  to  terminate  its  business  relationship  with  the  Company or  any  Affiliate  or  Related  Entity  or  to  engage  in  any  Competitive  Activity  on  its  own  or  with  any competitor of the Company or any Affiliate or Related Entity.

(c)

Confidential Information.

The  Executive  shall  not  at  any  time  divulge,  communicate,  use  to  the  detriment  of  the

Company  or  for  the  benefit  of  any  other  person  or  persons,  or  misuse  in  any  way,  any  Confidential

Information  pertaining  to  the  business  of  the  Company.   Any  Confidential  Information  or  data  now  or

hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not  be  limited  to,  information  concerning  the  Company's  financial  condition,  prospects,  technology,

customers, suppliers, sources  of leads and methods of doing business) shall be deemed a valuable, special and  unique  asset  of  the  Company  that  is  received  by the  Executive  in  confidence  and  as  a  fiduciary,  and

the   Executive   shall   remain   a   fiduciary   to   the   Company   with   respect   to   all   of   such   information.

Notwithstanding  the  foregoing,  nothing  herein  shall  be  deemed  to  restrict  the  Executive  from  disclosing

Confidential  Information  as  required  to  perform his  duties  under  this Agreement  or  to  the  extent  required

by law.   If any person or  authority makes  a demand on the  Executive purporting to  legally compel him to divulge  any  Confidential  Information,  the  Executive  immediately  shall  give  notice  of  the  demand  to  the

Company so  that  the Company may first  assess  whether  to  challenge  the  demand prior  to the  Executive’s

divulging   of   such   Confidential   Information.     The   Executive   shall   not   divulge   such   Confidential

Information  until  the  Company  either  has  concluded  not  to  challenge  the  demand,  or  has  exhausted  its

challenge, including appeals, if any.   Upon request by the Company,  the Executive  shall deliver  promptly to  the  Company  upon  termination  of  his  services  for  the  Company,  or  at  any  time  thereafter  as  the

Company may request, all memoranda, notes, records, reports, manuals, drawings, designs, computer files in any media and other documents (and all copies thereof) containing such Confidential Information.

(d)

Ownership of Developments.

All  processes,  concepts,  techniques,  inventions  and  works  of  authorship,  including  new contributions,  improvements,  formats,  packages,  programs,  systems,  machines,  compositions  of  matter manufactured,  developments,  applications  and  discoveries,  and  all  copyrights,  patents,  trade  secrets,  or other intellectual  property rights  associated therewith conceived, invented,  made, developed or created by the  Executive  during  the  Term  of  Employment  either  during  the  course  of  performing  work  for  the

Companies   or   their   clients   or   which   are   related   in   any   manner   to   the   business   (commercial   or

experimental)  of  the  Company or  its  clients  (collectively,  the  “Work  Product”),  within  the  field  of  use  of wear  and  corrosion  resistant  coatings  shall  belong  exclusively  to  the  Company  and  shall,  to  the  extent possible,  be  considered  a  work  made  by  the  Executive  for  hire  for  the  Company  within  the  meaning  of

Title  17  of  the  United  States  Code.    To  the  extent  the  Work  Product  within  the  wear  and  corrosion coatings  field  of  use  may  not  be  considered  work  made  by  the  Executive  for  hire  for  the  Company,  the

Executive  agrees  to  assign,  and  automatically assign  at  the time  of  creation  of the  Work Product,  without any requirement of further consideration, any right, title, or interest the Executive may have in such Work

Product.    Upon  the  request  of  the  Company,  the  Executive  shall  take  such  further  actions,  including execution and delivery of instruments of conveyance, as may be appropriate to give full  and proper effect to such assignment.  The Executive shall  further:  (i)  promptly disclose the Work Product to the Company;

(ii)  assign  to  the  Company,  without  additional  compensation,  all  patent  or  other  rights  to  such  Work

Product  for  the  United  States  and  foreign  countries;  (iii)  sign  all  papers  necessary  to  carry  out  the foregoing;  and  (iv)  give  testimony  in  support  of  his  inventions,  all  at  the  sole  cost  and  expense  of  the

Company.

(e)

Books and Records.

All books,  records,  and accounts relating in any manner to the customers or  clients  of the

Company,  whether  prepared  by  the  Executive  or  otherwise  coming  into  the  Executive's  possession,  shall

be  the  exclusive   property  of  the  Company  and  shall  be  returned  immediately  to  the  Company  on termination of the Executive's employment hereunder or on the Company's request at any time.

(f)

Acknowledgment by Executive.

The Executive acknowledges  and confirms that the restrictive  covenants contained in this

Article  7  (including  without  limitation  the  length  of  the  term  of  the  provisions  of  this  Article  7)  are reasonably  necessary  to  protect  the  legitimate  business  interests  of  the  Company,  and  are  not  overbroad,

overlong,  or  unfair  and  are  not  the  result  of  overreaching,  duress  or  coercion  of  any  kind.  The  Executive further  acknowledges and confirms  that the  compensation payable to  the Executive under this Agreement is  in  consideration  for  the  duties  and  obligations  of  the  Executive  hereunder,  including  the  restrictive

covenants  contained  in  this  Article  7,  and  that  such  compensation  is  sufficient,  fair  and  reasonable.   The

Executive  further acknowledges  and confirms that  his full,  uninhibited  and faithful  observance  of each  of the  covenants  contained  in  this  Article  7  will  not  cause  him  any  undue  hardship,  financial  or  otherwise,

and  that  enforcement  of  each  of  the  covenants  contained  herein  will  not  impair  his  ability  to  obtain employment  commensurate  with  his  abilities  and  on  terms  fully acceptable  to  him  or  otherwise  to  obtain income required for the comfortable  support  of him and his family and  the satisfaction of the needs  of his

creditors.   The  Executive  acknowledges  and  confirms  that  his  special  knowledge  of  the  business  of  the

Company  is  such  as  would  cause  the  Company  serious  injury  or  loss  if  he  were  to  use  such  ability  and knowledge  to  the  benefit  of  a  competitor  or  were  to  compete  with  the  Company in  violation  of  the  terms of  this  Article  7.  The  Executive  further  acknowledges  that  the  restrictions  contained  in  this  Article  7  are intended to be, and  shall be,  for the  benefit  of and shall  be enforceable by,  the Company’s  successors and assigns.  The Executive expressly agrees that upon any breach or violation of the provisions of this Article

6,  the  Company  shall  be  entitled,  as  a  matter  of  right,  in  addition  to  any  other  rights  or  remedies  it  may have,  to  (i)  temporary  and/or  permanent  injunctive  relief  in  any  court  of  competent  jurisdiction  as described  in  Article  7(h)  hereof,  and  (ii)  such  damages  as  are  provided  at  law or  in  equity.  The  existence of  any  claim  or  cause  of  action  against  the  Company  or  its  affiliates,  whether  predicated  upon  this

Agreement  or  otherwise,  shall  not  constitute  a  defense  to  the  enforcement  of  the  restrictions  contained  in this Article 7.

(g)

Reformation by Court.

In  the  event  that  a  court  of  competent  jurisdiction  shall  determine  that  any  provision  of this  Article  7  is  invalid  or  more  restrictive  than  permitted  under  the  governing  law  of  such  jurisdiction,

then  only as  to  enforcement  of this  Article  7  within  the  jurisdiction  of such  court,  such  provision  shall  be interpreted  or  reformed  and  enforced  as  if  it  provided  for  the  maximum  restriction  permitted  under  such governing law.

(h)

Extension of Time.

If  the  Executive  shall  be  in  violation  of  any  provision  of  this  Article  7,  then  each  time limitation  set  forth  in  this  Article  7  shall  be  extended  for  a  period  of  time  equal  to  the  period  of  time

during  which  such  violation  or  violations  occur.    If  the  Company  seeks  injunctive  relief  from  such

violation  in  any court,  then  the  covenants  set  forth  in  this  Article  7  shall  be  extended  for  a  period  of time equal to the duration of such proceeding including all appeals by the Executive.

(i)

Injunction.

It  is  recognized  and  hereby  acknowledged  by  the  parties  hereto  that  a  breach  by  the

Executive  of  any  of  the  covenants  contained  in  Article  7  of  this  Agreement  will  cause  irreparable  harm

and damage to the Company, the monetary amount of which may be virtually impossible to ascertain.   As

a  result,  the  Executive  recognizes  and  hereby  acknowledges  that  the  Company  shall  be  entitled  to  an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of

the   covenants   contained   in   Article   7  of  this  Agreement   by  the   Executive   or  any  of  his   affiliates,

associates,  partners  or  agents,  either  directly  or  indirectly,  and  that  such  right  to  injunction  shall  be cumulative and in addition to whatever other remedies the Company may possess.

8.

Representations and Warranties of Executive.

The Executive represents and warrants to the Company that:

(a)

The  Executive’s  employment  will  not  conflict  with  or  result  in  his  breach  of  any agreement to which he is a party or otherwise may be bound;

(b)

The  Executive  has  not  violated,  and  in  connection  with  his  employment  with  the

Company  will  not  violate,  any  non-solicitation,  non-competition  or  other  similar  covenant  or  agreement of a prior employer by which he is or may be bound; and

(c)

In  connection  with  Executive’s  employment  with  the  Company,  he  will  not  use any  confidential  or  proprietary  information  that  he  may  have  obtained  in  connection  with  employment

with  any prior employer,  with the  exception  of   current  or  former  affiliates,  parents,  or  subsidiaries  of  the company; and

(d)

The  Executive  has  not  (i)  been  convicted  of  any  felony;  or  (ii)  committed  any criminal act with respect to Executive’s current or any prior employment; and

(e)

The Executive is not dependent on alcohol or the illegal use of drugs

9.

Mediation.

Except to the extent the Company has the right  to seek an injunction under Article 7(h) hereof, in the  event  a  dispute  arises  out  of  or  relates  to  this  Agreement,  or  the  breach  thereof,  and  if  the  dispute cannot  be  settled  through  negotiation,  the  parties  hereby  agree  first  to  attempt  in  good  faith  to  settle  the

dispute   by  mediation   administered   by  the   American  Arbitration  Association  under  its  Employment

Mediation Rules before resorting to the jurisdiction of federal or state courts to resolve any dispute.

10.

Taxes.

Anything in this Agreement  to the contrary notwithstanding, all payments  required to be made by the  Company hereunder  to  the  Executive  or  his  estate  or  beneficiaries  shall  be  subject  to  the  withholding of  such  amounts  relating  to  taxes  as  the  Company may reasonably determine  it  should  withhold  pursuant

to  any  applicable  law  or  regulation.    In  lieu  of  withholding  such  amounts,  in  whole  or  in  part,  the

Company  may,  in  its  sole  discretion,  accept  other  provisions  for  payment  of  taxes  and  withholding  as required  by  law,  provided  it  is  satisfied  that  all  requirements  of  law  affecting  its  responsibilities  to withhold have been satisfied.

11.

Assignment.

The  Company  shall  have  the  right  to  assign  this  Agreement  and  its  rights  and  obligations hereunder  in  whole,  but  not  in  part,  to  any  corporation  or  other  entity  with  or  into  which  the  Company may  hereafter  merge  or  consolidate  or  to  which  the  Company  may  transfer  all  or  substantially  all  of  its assets, if in any such case said corporation or other entity shall by operation of law or expressly in writing assume all  obligations  of the Company hereunder  as  fully as if it  had been originally made a party hereto,

but  may not  otherwise  assign  this Agreement  or  its  rights  and  obligations  hereunder.   The  Executive  may

not assign or transfer this Agreement or any rights or obligations hereunder.

12.

Governing Law.

This Agreement shall  be  governed  by and  construed and  enforced in accordance with  the internal laws of the State of Florida, without regard to principles of conflict of laws.

13.

Jurisdiction and Venue.

The  parties  acknowledge  that  a  substantial  portion  of  the  negotiations,  anticipated  performance and  execution  of  this  Agreement  occurred  or  shall  occur  in  Miami,  Florida,  and  that,  therefore,  without limiting  the  jurisdiction  or  venue  of  any  other  federal  or  state  courts,  each  of  the  parties  irrevocably  and unconditionally  (i)  agrees  that  any  suit,  action  or  legal  proceeding  arising  out  of  or  relating  to  this

Agreement  which  is  expressly permitted  by the  terms  of  this  Agreement  to  be  brought  in  a  court  of  law,

shall  be  brought  in  the  courts  of  record  of  the  State  of  Florida  or  the  court  of  the  United  States;  (ii)

consents  to  the  jurisdiction  of  each  such  court  in  any  such  suit,  action  or  proceeding;  (iii)  waives  any objection  which  it  or  he  may have  to  the  laying  of  venue  of  any such  suit,  action  or  proceeding  in  any of such  courts;  and  (iv)  agrees  that  service  of  any  court  papers  may  be  effected  on  such  party  by  mail,  as provided  in  this  Agreement,  or  in  such  other  manner  as  may  be  provided  under  applicable  laws  or  court rules in such courts.

14.

Survival.

The respective rights  and  obligations of the  parties hereunder shall  survive any termination of the

Executive’s   employment   hereunder,   including   without   limitation,   the   Company’s   obligations   under

Article  6  and  the  Executive’s  obligations  under  Article  7  above,  and  the  expiration  of  the  Term  of

Employment, to the extent necessary to the intended preservation of such rights and obligations.

15.

Notices.

All notices required or permitted to be  given  hereunder shall be in writing and shall be personally delivered  by  courier,  sent  by  registered  or  certified  mail,  return  receipt  requested  or  sent  by  confirmed

facsimile  transmission  addressed  as  set  forth  herein.   Notices  personally  delivered,  sent  by  facsimile  or

sent  by overnight  courier  shall  be  deemed  given  on  the  date  of  delivery and  notices  mailed in  accordance with the foregoing shall be deemed given upon the earlier of receipt by the addressee, as evidenced by the

return  receipt  thereof,  or  three  (3)  days  after  deposit  in  the  U.S.  mail.   Notice  shall  be  sent  (i) if  to  the

Company,  addressed  to  97  Seestrasse,  Oberrieden,  Switzerland  CH-8942  Attention:  Josef  Mettler,  CEO,

and  (ii) if  to  the  Executive,  to  his  address  as  reflected  on  the  payroll  records  of  the  Company,  or  to  such other address as either party shall request by notice to the other in accordance with this provision.

16.

Benefits; Binding Effect.

This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs,  personal  representatives,  legal  representatives,  successors  and,  where  permitted  and  applicable,

assigns,  including,  without  limitation,  any  successor  to  the  Company,  whether  by  merger,  consolidation,

sale of stock, sale of assets or otherwise.

17.

Right to Consult with Counsel; No Drafting Party.

The  Executive  acknowledges  having  read  and  considered  all  of  the  provisions  of  this  Agreement carefully, and having had the opportunity to consult with counsel of his own choosing, and, given this, the

Executive  agrees  that  the  obligations  created  hereby  are  not  unreasonable.   The  Executive  acknowledges

that  he  has  had  an  opportunity  to  negotiate  any  and  all  of  these  provisions  and  no  rule  of  construction shall  be  used  that  would  interpret  any provision  in  favor  of  or  against  a  party on  the  basis  of  who  drafted the Agreement.

18.

Severability.

The  invalidity  of  any  one  or  more  of  the  words,  phrases,  sentences,  clauses,  provisions,  sections or articles  contained in this Agreement  shall  not  affect the enforceability of the  remaining portions of this

Agreement  or  any part  thereof,  all  of  which  are  inserted  conditionally on  their  being  valid  in  law,  and,  in the  event  that  any  one  or  more  of  the  words,  phrases,  sentences,  clauses,  provisions,  sections  or  articles contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word  or  words,  phrase  or  phrases,  sentence  or  sentences,  clause  or  clauses,  provisions  or  provisions,

section  or  sections  or  article  or  articles  had  not  been  inserted.   If  such  invalidity  is  caused  by  length  of

time  or  size  of  area,  or  both,  the  otherwise  invalid  provision  will  be  considered  to  be  reduced  to  a  period or area which would cure such invalidity.

19.

Waivers.

The  waiver  by  either  party  hereto  of  a  breach  or  violation  of  any  term  or  provision  of  this

Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

20.

Damages; Attorneys Fees.

Nothing  contained  herein  shall  be  construed  to  prevent  the  Company  or  the  Executive  from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach  of  any  term  or  provision  of  this  Agreement.  In  the  event  that  either  party  hereto  seeks  to  collect any  damages  resulting  from,  or  the  injunction  of  any  action  constituting,  a  breach  of  any  of  the  terms  or provisions  of  this  Agreement,  then  the  party  found  to  be  at  fault  shall  pay  all  reasonable  costs  and attorneys' fees of the other.

21.

No Set-off or Mitigation.

The Company’s obligation to make the payments provided for in this Agreement and otherwise to perform  its  obligations  hereunder  shall  not  be  affected  by any set-off,  counterclaim,  recoupment,  defense or other claim, right or action which the Company may have against the Executive or others.

22.

Section Headings.

The   article,   section   and   paragraph   headings   contained   in   this   Agreement   are   for   reference

purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

23.

No Third Party Beneficiary.

Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or  give  any  person  other  than  the  Company,  the  parties  hereto  and  their  respective  heirs,  personal representatives,  legal  representatives,  successors  and  permitted  assigns,  any  rights  or  remedies  under  or by reason of this Agreement.

24.

Counterparts.

This  Agreement  may be  executed  in  one  or  more  counterparts,  each  of  which  shall  be  deemed  to be an original but all of which together shall constitute one and the same instrument and agreement.

25.

Indemnification.

(a)

Subject  to  limitations  imposed  by  law,  the  Company  shall  indemnify  and  hold harmless  the  Executive  to  the  fullest  extent  permitted  by  law  from  and  against  any  and  all  claims,

damages,  expenses  (including  attorneys'  fees),  judgments,  penalties,  fines,  settlements,  and  all  other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal  of  any  threatened,  pending  or  completed  action,  suit  or  proceeding,  whether  civil,  criminal,

administrative  or  investigative  and  to  which  the Executive  was  or  is  a  party or  is  threatened  to  be  made  a party by reason  of the  fact that  the Executive  is  or  was  an  officer,  employee  or  agent  of  the  Company,  or by reason of anything done  or  not  done  by the Executive in any such capacity or  capacities,  provided that the  Executive  acted  in  good  faith,  in  a  manner  that  was  not  grossly  negligent  or  constituted  willful misconduct  and  in  a  manner  he  reasonably  believed  to  be  in  or  not  opposed  to  the  best  interests  of  the

Company,  and,  with  respect  to  any criminal  action  or  proceeding,  had  no  reasonable  cause  to  believe  his

conduct  was  unlawful.    The  Company  also  shall  pay  any  and  all  expenses  (including  attorney's  fees)

incurred  by  the  Executive  as  a  result  of  the  Executive  being  called  as  a  witness  in  connection  with  any matter involving the Company and/or any of its officers or directors.

(b)

Except  in  the  event  that  the  Company  is  involved  in  an  adversarial  claim  either against  or  initiated  by  Executive,  the  Company  shall  pay  any  expenses  (including  attorneys'  fees),

judgments,  penalties,  fines,  settlements,  and  other  liabilities  incurred  by  the  Executive  in  investigating,

defending,  settling  or  appealing  any  action,  suit  or  proceeding  described  in  this  Article  25  in  advance  of

the  final  disposition  of  such  action,  suit  or  proceeding.    Subject  to  the  limited  exception  conditioned

above,  the  Company  shall  promptly  pay  the  amount  of  such  expenses  to  the  Executive,  but  in  no  event later  than  10  days  following  the  Executive's  delivery to  the  Company of  a  written  request  for  an  advance pursuant to this Article 25, together with a reasonable accounting of such expenses.

(c)

The  Executive   hereby  undertakes   and  agrees   to   repay  to   the  Company  any

advances  made  pursuant  to  this  Article  25  if  and  to  the  extent  that  it  shall  ultimately  be  found  that  the

Executive is not entitled to be indemnified by the Company for such amounts.

(d)

The   Company   shall   make   the   advances   contemplated   by   this   Article   25

regardless of  the Executive's  financial  ability to  make  repayment,  and regardless whether indemnification

of  the  Indemnitee  by the  Company  will  ultimately be  required.   Any advances  and  undertakings  to  repay

pursuant  to  this  Article  25  shall  be  unsecured  and  interest-free.  The  provisions  of  this  Article  25  shall survive the termination of the Term of Employment or expiration of the term of this Agreement.

(e)

The  provisions  of  this  Article  25  shall  survive  the  termination  of  the  Term  of

Employment or expiration of the term of this Agreement.

IN  WITNESS  WHEREOF,  the  undersigned  have  executed  this  Agreement  as  of  the  date  first above written.

SUNVESTA, INC.:

EXECUTIVE:

/s/ Josef Mettler

/s/ Hans Rigendinger

Josef Mettler

Hans Rigendinger

Chief Executive Officer

EXHIBIT A

FORM OF RELEASE

GENERAL RELEASE OF CLAIMS

Hans  Rigendinger  (“Executive”),  for  himself  and  his  family,  heirs,  executors,  administrators,

legal  representatives  and  their  respective  successors  and  assigns,  in  exchange  for  the  consideration received  pursuant  to Articles  6(c)  (in  the  case  of Disability),  Articles  6(e)  or  6(f)  (other  than  the  Accrued

Obligations)   of   the   Employment   Agreement   to   which   this   release   is   attached   as   Exhibit   A   (the

“Employment  Agreement”),  does  hereby  release  and  forever  discharge  SunVesta,  Inc.  (the  “Company”),

its  subsidiaries,  affiliated  companies,  successors  and  assigns,  and  its  current  or  former  directors,  officers,

employees,  shareholders  or  agents  in  such  capacities  (collectively  with  the  Company,  the  “Released

Parties”)  from any and  all  actions,  causes of  action, suits,  controversies, claims and  demands  whatsoever,

for  or  by reason  of  any matter,  cause  or  thing whatsoever,  whether  known  or  unknown  including,  but  not

limited   to,   all   claims   under   any   applicable   laws   arising   under   or   in   connection   with   Executive’s

employment  or  termination  thereof,  whether  for  tort,  breach  of  express  or  implied  employment  contract,

wrongful  discharge,  intentional  infliction  of  emotional  distress,  or  defamation  or  injuries  incurred  on  the

job or incurred as a result of loss of employment.   Executive acknowledges that the Company encouraged

him  to  consult  with  an  attorney  of  his  choosing,  and  through  this  General  Release  of  Claims  encourages

him  to   consult   with   his   attorney  with   respect   to  possible   claims  under  the  Age   Discrimination   in

Employment Act (“ADEA”) and that he understands that the ADEA is a Federal statute that, among other things,  prohibits  discrimination  on  the  basis  of  age  in  employment  and  employee  benefits  and  benefit

plans.   Without limiting the generality of the release provided  above, Executive expressly waives  any and

all  claims  under  ADEA  that  he  may  have  as  of  the  date  hereof.   Executive  further  understands  that  by

signing  this  General  Release  of  Claims  he  is  in  fact  waiving,  releasing  and  forever  giving  up  any  claim under the ADEA as well as all other laws within the scope of this paragraph 1 that may have existed on or

prior  to  the  date  hereof.    Notwithstanding  anything  in  this  paragraph  1  to  the  contrary,  this  General

Release  of  Claims  shall  not  apply  to  (i)  any  actions  to  enforce  rights  arising  under,  or  any  claim  for benefits  which  may  be  due  Executive  pursuant  to,  the  Employment  Agreement,  (ii)  any  rights  or  claims that  may  arise  as  a  result  of  events  occurring  after  the  date  this  General  Release  of  Claims  is  executed,

(iii)  any indemnification  rights  Executive  may have  as  a  former  officer  or  director  of  the  Company or  its subsidiaries or affiliated companies, (iv) any claims for benefits under any directors’ and officers’ liability policy maintained by the Company or its subsidiaries or affiliated companies in accordance with the terms of such policy, and (v) any rights as a holder of equity securities of the Company.

Executive represents that he has not filed against the Released Parties any complaints, charges, or lawsuits  arising  out  of  his  employment,  or  any other  matter  arising  on  or  prior  to  the  date  of  this  General

Release  of  Claims,  and  covenants  and  agrees  that  he  will  never  individually  or  with  any  person  file,  or commence the filing of,  any charges,  lawsuits,  complaints or proceedings with any governmental  agency,

or  against  the  Released  Parties  with  respect  to  any  of  the  matters  released  by  Executive  pursuant  to paragraph  1  hereof  (a  “Proceeding”);  provided,  however,  Executive  shall  not  have  relinquished  his  right to  commence  a  Proceeding  to  challenge  whether  Executive  knowingly  and  voluntarily  waived  his  rights under ADEA.

Executive hereby acknowledges that the Company has informed him that he has up to twenty-one

(21)  days  to  sign  this  General  Release  of  Claims  and  he  may  knowingly  and  voluntarily  waive  that twenty-one (21) day period by signing this General Release of Claims earlier.  Executive also understands that  he  shall  have  seven  (7)  days  following  the  date  on  which  he  signs  this  General  Release  of  Claims within which to revoke it by providing a written notice of his revocation to the Company.

1

Executive  acknowledges  that  this  General  Release  of  Claims  will  be  governed  by  and  construed and enforced in accordance with the internal laws  of the State of Florida applicable  to contracts made and to be performed entirely within such State.

Executive acknowledges that he has read this General Release of Claims, that he has been advised that  he  should  consult  with  an  attorney  before  he  executes  this  general  release  of  claims,  and  that  he understands  all  of its  terms and  executes it voluntarily and with full  knowledge of  its  significance and the consequences thereof.

This  General   Release   of   Claims   shall   take   effect   on   the   eighth   day  following   Executive’s

execution  of  this  General  Release  of  Claims  unless  Executive’s  written  revocation  is  delivered  to  the

Company within seven (7) days after such execution.

____________________________

Hans Rigendinger

_______________, 20__

2